UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco Advantage Municipal Income Trust II

Invesco Bond Fund

Invesco California Value Municipal Income Trust

Invesco Dynamic Credit Opportunities Fund

Invesco High Income Trust II

Invesco Municipal Opportunity Trust

Invesco Municipal Trust

Invesco Pennsylvania Value Municipal Income Trust

Invesco Senior Income Trust

Invesco Trust for Investment Grade Municipals

Invesco Trust for Investment Grade New York Municipals

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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	1)	Title of each class of securities to which transaction applies:
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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JULY 2014

Important Notice To

Invesco Closed-End Fund Shareholders

Questions & Answers

We are providing a brief overview of the issues to be voted on at the Joint Annual Meeting of Shareholders. We ask that you read the complete Joint Proxy Statement for additional information.

Q. Why is a shareholder meeting being held?

A. Each Invesco closed-end fund listed on the enclosed Notice of Joint Annual Meeting of Shareholders (each a “Fund” and collectively the “Funds”) is traded on the New York Stock Exchange, which requires each Fund to hold an annual meeting of shareholders to elect Trustees. You are being asked to elect Trustees for the Board(s) of Trustees of your Fund(s).

Q. Why am I being asked to elect Trustees in multiple classes for each Fund?

A. Each Fund currently is overseen by a Board of Trustees (each a “Board” and, collectively, the “Board”) comprised of eight Trustees. Invesco Advisers, Inc. currently manages 127 other Invesco-branded open-end and closed-end funds, each of which is overseen by a board of trustees (each a “Houston Board” and, collectively, the “Houston Board”) comprised of 14 trustees. In order to achieve certain operational efficiencies and reduce expenses for the Funds, each Board has determined that it would be in the best interests of each Fund it oversees and such Fund’s shareholders to consolidate the Board’s membership with the membership of the Houston Board (the “Board Consolidation”). In order to effect the Board Consolidation, each Board has approved an increase in its size and has nominated for election to the Board at the annual meeting those trustees on the Houston Board that do not currently serve as Trustees of the Funds to form a consolidated board of trustees (the “Consolidated Board”). In addition, the current members of each Board who were scheduled to stand for election this year and who need to stand for election to facilitate the Consolidation have been nominated for election at the annual meeting. Certain members of the Board will not serve on the Consolidated Board to facilitate the Board Consolidation. If all the Nominees are elected to the Board of each Fund, the Consolidated Board will serve as the board of trustees for each Invesco-branded registered investment company that is not an exchange traded fund or a unit investment trust.

Q. How does the Board recommend that I vote?

A. The Board recommends that you vote “FOR” each of the Nominees listed on the enclosed proxy card.

Q. Will my vote make a difference?

A. Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.

Q. How do I vote my proxy?

A. You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. If you choose to vote via phone or internet, please refer to the instructions found on the proxy card accompanying the Joint Proxy Statement. To vote by phone or internet, you will need the “control number” that appears on the proxy card.

Q. Why does the Joint Proxy Statement list several closed-end funds?

A. Shareholders of the Funds are voting on similar proposals and it is cost effective to have a joint proxy statement and one meeting.

Q. Where do I call for more information?

A. Please contact us at the 24-hour Automated Investor Line at 1-800-341-2929 or on the internet at www.invesco.com/us.

CE-IVK-PROXY-1

About the Proxy Card

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

Election of Trustees – mark “FOR,” “AGAINST” or “ABSTAIN.”

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.

SAMPLE

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	PROXY

INVESCO XXXXX FUND ANNUAL MEETING OF SHAREHOLDERS

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

	FOR	AGAINST	ABSTAIN
1. Authority to vote for the election of the Nominees named below:

Class I Trustees

01. Albert R. Dowden	☐	☐	☐

02. Dr. Prema Mathai-Davis	☐	☐	☐

03. Hugo F. Sonnenschein	☐	☐	☐

04. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

05. David C. Arch	☐	☐	☐

06. Frank S. Bayley	☐	☐	☐

07. Dr. Larry Soll	☐	☐	☐

08. Philip A. Taylor	☐	☐	☐

09. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

10. James T. Bunch	☐	☐	☐

11. Bruce L. Crockett	☐	☐	☐

12. Rodney F. Dammeyer	☐	☐	☐

13. Jack M. Fields	☐	☐	☐

14. Martin L. Flanagan	☐	☐	☐

Shareholder sign here Co-owner sign here

XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

To Be Held August 29, 2014

Notice is hereby given to the holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”) of each Invesco closed-end fund listed above (each a “Fund” and collectively the “Funds”) that the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) will be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 29, 2014 at 3:00 p.m. Eastern Daylight time.

The Meeting is to be held for the following purposes:

1. To elect trustees in the following manner:

Funds:	Trustee Nominees for Election:	Shareholders Entitled to Vote:
Proposal 1(a):
VKI, VCV, VTA, VMO, VKQ, VPV, VGM, VTN and VVR	David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Dr. Prema Mathai-Davis, Dr. Larry Soll, Raymond Stickel, Jr., Philip A. Taylor and Suzanne H. Woolsey	Common Shareholders and Preferred Shareholders, voting together
Proposal 1(b):
VKI, VCV, VTA, VMO, VKQ, VPV, VGM, VTN and VVR	Frank S. Bayley and Hugo F. Sonnenschein	Preferred Shareholders, voting separately
Proposal 1(c):
VBF and VLT	David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Dr. Prema Mathai-Davis, Dr. Larry Soll, Hugo F. Sonnenschein, Raymond Stickel, Jr., Philip A. Taylor and Suzanne H. Woolsey	Common Shareholders

2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

Holders of record of the Common Shares and, where applicable, Preferred Shares, of each Fund at the close of business on July 8, 2014 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU CAST YOUR VOTE FOR EACH OF THE NOMINEES TO THE BOARD OF TRUSTEES LISTED IN THE JOINT PROXY STATEMENT.

EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMIANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY) TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE RESPECTIVE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE RESPECTIVE FUND AT 1555 PEACHTREE STREET, N.E., ATLANTA, GEORGIA 30309.

By order of the Board of Trustees,

Senior Vice President, Secretary and Chief Legal Officer

July 24, 2014

CE-IVK-PROXY-1

SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY CARD(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY.

YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR PROXY CARD(S) OR RECORD YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET PROMPTLY NO MATTER HOW MANY SHARES YOU OWN.

Invesco Advantage Municipal Income Trust II (VKI)

Invesco Bond Fund (VBF)

Invesco California Value Municipal Income Trust (VCV)

Invesco Dynamic Credit Opportunities Fund (VTA)

Invesco High Income Trust II (VLT)

Invesco Municipal Opportunity Trust (VMO)

Invesco Municipal Trust (VKQ)

Invesco Pennsylvania Value Municipal Income Trust (VPV)

Invesco Senior Income Trust (VVR)

Invesco Trust for Investment Grade Municipals (VGM)

Invesco Trust for Investment Grade New York Municipals (VTN)

1555 Peachtree Street, N.E.

Atlanta, Georgia 30309

JOINT PROXY STATEMENT

FOR

JOINT ANNUAL MEETING OF SHAREHOLDERS

To be Held August 29, 2014

INTRODUCTION

This Joint Proxy Statement is furnished in connection with the solicitation by the respective Board of Trustees (the “Trustees” or the “Board” or the “Board of Trustees”) of each Invesco closed-end fund listed above (the “Funds”) of proxies to be voted at the Joint Annual Meeting of Shareholders of the Funds, and all adjournments, postponements or delays thereof (the “Meeting”), to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, on August 29, 2014, at 3:00 p.m. Eastern Daylight time. The approximate mailing date of this Joint Proxy Statement and accompanying form of proxy is July 24, 2014.

Participating in the Meeting are holders of common shares of beneficial interest (the “Common Shares”) and, where applicable, the holders of preferred shares of beneficial interest (the “Preferred Shares”), of each Fund as set forth in Annex A to this Joint Proxy Statement. The Common Shares and the Preferred Shares of the Funds sometimes are referred to herein collectively as the “Shares.” The Meeting is scheduled as a joint meeting of the shareholders of the Funds because the shareholders of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of the adjournment.

Annex A lists the New York Stock Exchange ticker symbol by which the Funds sometimes are referred to in this Joint Proxy Statement. Please refer to Annex A for any questions you may have regarding whether your Fund is participating at the Meeting, defined terms relating to the Funds and abbreviated Fund names.

The Board has fixed the close of business on July 8, 2014 as the record date (the “Record Date”) for the determination of holders of Shares of each Fund entitled to vote at the Meeting. The number of issued and outstanding Common Shares and Preferred Shares of each Fund as of the Record Date is shown in Annex A to this Joint Proxy Statement.

The following table summarizes the Proposals to be presented at the Meeting and the shareholders entitled to vote with respect to the Proposals.

Funds:	Trustee Nominees for Election:	Shareholders Entitled to Vote:
Proposal 1(a):
VKI, VCV, VTA, VMO, VKQ, VPV, VGM, VTN and VVR	David C. Arch, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Dr. Prema Mathai-Davis, Dr. Larry Soll, Raymond Stickel, Jr., Philip A. Taylor and Suzanne H. Woolsey	Common Shareholders and Preferred Shareholders, voting together
Proposal 1(b):
VKI, VCV, VTA, VMO, VKQ, VPV, VGM, VTN and VVR	Frank S. Bayley and Hugo F. Sonnenschein	Preferred Shareholders, voting separately
Proposal 1(c):
VBF and VLT	David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Albert R. Dowden, Jack M. Fields, Martin L. Flanagan, Dr. Prema Mathai-Davis, Dr. Larry Soll, Hugo F. Sonnenschein, Raymond Stickel, Jr., Philip A. Taylor and Suzanne H. Woolsey	Common Shareholders

Each Fund will furnish, without charge, a copy of its most recent annual report (and the most recent semiannual report succeeding the annual report, if any) to any shareholder upon request. Any such request should be directed to the respective Fund by calling 1-800-341-2929 or by writing to the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Voting

Shareholders of a Fund on the Record Date are entitled to one vote per Share with respect to any Proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights. The voting requirement for passage of a particular Proposal depends on the nature of the Proposal.

With respect to Proposal 1(a), holders of Common Shares and holders of Preferred Shares will vote together as a single class for the respective Nominees. The affirmative vote of a majority of the outstanding Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1(b), holders of Preferred Shares will vote as a separate class for the respective Nominees. The affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of Preferred Shares of such Fund, voting as a separate class.

With respect to Proposal 1(c), holders of Common Shares will vote for the respective Nominees. The affirmative vote of a majority of the outstanding Common Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund to be elected by the holders of the Common Shares.

The Board of Trustees of each Fund recommends that you cast your vote FOR each of the Trustee Nominees listed in this Joint Proxy Statement.

An unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal by another Fund if the Proposal is approved by the shareholders of the other Fund. An unfavorable vote on a Proposal by the shareholders of a Fund will not affect such Fund’s implementation of other Proposals that receive a favorable vote. There is no cumulative voting with respect to the election of Trustees.

All Shares represented by properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted “FOR” each Proposal as to which they are entitled to be voted. Abstentions and broker non-votes (i.e., where a nominee, such as a broker, holding shares for beneficial owners responds but does not vote on a Proposal because the nominee lacks beneficial owner direction or does not exercise discretionary authority) are not treated as votes “FOR” a Proposal. With respect to each Proposal, abstentions will have the same effect as a vote against a Trustee Nominee and broker non-votes will have no effect on the outcome of the vote on a Trustee Nominee. A majority of the outstanding Shares of a Fund entitled to vote must be present in person or by proxy to have a quorum for such Fund to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes.

Broker-dealer firms holding Shares of a Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange (“NYSE”), such broker-dealer firms may for certain “routine” matters, without instructions from their customers and clients, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Each Fund’s Proposal is a “routine” matter and beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their Shares voted by broker-dealer firms in favor of the Proposal. A properly executed proxy card or other authorization by a beneficial owner of Shares that does not specify how the beneficial owner’s Shares should be voted on the Proposal may be deemed an instruction to vote such Shares in favor of the Proposal. Broker-dealers who are not members of the NYSE may be subject to other rules, which may or may not permit them to vote your Shares without instruction. We urge you to provide instructions to your broker or nominee to ensure that your votes may be counted.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. Merely attending the Meeting, however, will not revoke any previously submitted proxy.

The Funds do not know of any business other than that mentioned in Proposal 1 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to one or more Funds or Proposals are not received, proxies (including abstentions and broker non-votes) would be voted in favor of one or more adjournments of the Meeting of the concerned Fund with respect to such Proposal to permit further solicitation of proxies, provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant Proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

Attending the Meeting

If you intend to attend the Meeting in person and you are a record holder of a Fund’s Shares, in order to gain admission you must show photographic identification, such as your driver’s license. If you intend to attend the Meeting in person and you hold your Shares through a bank, broker or other custodian, in order to gain admission you must show photographic identification, such as your driver’s license, and satisfactory proof of ownership of Shares of a Fund, such as your voting instruction form (or a copy thereof) or broker’s statement indicating ownership as of a recent date.

If you hold your Shares in a brokerage account or through a bank or other nominee, you will not be able to vote your Shares in person at the Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank or other nominee and present it at the Meeting.

You may contact the Funds at 1-800-341-2929 to obtain directions to the site of the Meeting.

Investment Adviser

The investment adviser for each Fund is Invesco Advisers, Inc. (the “Adviser”). The Adviser is a wholly owned subsidiary of Invesco Ltd. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Adviser, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.

Investment Sub-Advisers

The Adviser has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with certain affiliates to serve as sub-advisers to the Funds, pursuant to which these affiliated sub-advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services to the Funds. These affiliated sub-advisers, each of which is a registered investment adviser under the Investment Advisers Act of 1940 are:

Invesco Asset Management Deutschland GmbH;

Invesco Asset Management Limited;

Invesco Asset Management (Japan) Limited;

Invesco Australia Limited;

Invesco Hong Kong Limited;

Invesco Senior Secured Management, Inc.; and

Invesco Canada Ltd. (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).

The Sub-Advisers are indirect wholly owned subsidiaries of Invesco Ltd.

Certain Other Service Providers

Each Fund has entered into a master administrative services agreement with the Adviser. The principal business address of the Adviser is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. VVR has also entered into an additional administration agreement with the Adviser. Each Fund except VVR has entered into a support services agreement with Invesco Investment Services, Inc. The principal business address of Invesco Investment Services, Inc. is 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173.

PROPOSAL 1:

ELECTION OF TRUSTEES

Proposed Board Consolidation

Each Fund currently is overseen by the Board of Trustees, which is comprised of eight Trustees. Invesco Advisers, Inc. currently manages 127 other Invesco-branded open-end and closed-end funds, each of which is overseen by a board of trustees (each a “Houston Board” and, collectively, the “Houston Board”) comprised of 14 trustees. In order to seek to achieve certain operational efficiencies and to reduce expenses for the Funds, each Board has determined that it would be in the best interests of each Fund it oversees and such Fund’s shareholders to consolidate the Board’s membership with the membership of the Houston Board (the “Board Consolidation”). In order to effect the Board Consolidation, each Board has approved an increase in its size and has nominated for election to the Board at the annual meeting those trustees on the Houston Board that do not currently serve as Trustees of the Funds to form a consolidated board of trustees (the “Consolidated Board”). In addition, the current members of each Board that were scheduled to stand for election this year or that need to stand for election to facilitate the Board Consolidation have also been nominated for election at the annual meeting. If all the Nominees are elected to the Board of each Fund, the Consolidated Board will serve as the board of trustees for each Invesco registered investment company that is not an exchange traded fund or a unit investment trust.

Ms. Linda Hutton Heagy and Messrs. R. Craig Kennedy and Colin D. Meadows, currently Trustees of the Funds, will resign from the Boards effective as of the Meeting and will not serve on the Consolidated Board in order to facilitate the Board Consolidation. Mr. Jerry D. Choate, currently a Trustee of the Funds, will retire from the Board, effective as of the Meeting, pursuant to the Board’s retirement policy.

In reaching the conclusion that the Consolidation is in the best interests of the Funds and their shareholders, the Board considered a number of factors, including the following:

•

potential benefits to shareholders, including opportunities for enhanced efficiency associated with uniform board oversight, such as reducing the need to have separate meetings and materials to consider the same or substantially similar matters, and the alignment and streamlining of resources needed to support board reporting and interaction in areas such as compliance and regulatory and risk management oversight;

•	the Adviser’s estimate of cost savings to each Fund of approximately one basis point annually;

•

the Adviser’s commitment, with the exception of the expiration of certain investment management fee waivers and total expense cap waivers, that the Adviser and its affiliates will not recommend an increase to the costs and/or fees charged to the Funds by the Adviser and its affiliates which are within the control of the Adviser and its affiliates for a period of at least two (2) years after the Board Consolidation;

•

the Funds are not currently, and will not in the future be, responsible for any accruals or obligations related to the Retirement Plan of the funds currently overseen by the Houston Board that were incurred prior to the Consolidation, although the Trustees of the Funds on the Consolidated Board would be permitted to defer future compensation under a voluntary deferred compensation plan after the Consolidation;

•	the independent status of those Nominees who will serve as Independent Trustees;

•

the governance of the Funds under the oversight of the Consolidated Board, including that the Funds will be overseen by an investment sub-committee of the Consolidated Board that will oversee the other closed-end funds and fixed income funds managed by the Adviser, which committee’s membership will include two current or former trustees of the Funds, and the Adviser’s recommendation to the consolidated board that continuity and experience with closed-end funds be primary considerations for membership on such investment sub-committee;

•

the proposed process, timing and costs for implementing the Board Consolidation, including the Adviser’s commitment to bear non-routine expenses associated with the Meeting in excess of customary costs associated with an annual shareholder meeting; and

•

in order to conform the membership of the Houston Board to that of the Board, it is expected that a vacancy will be created on the Houston Board and Suzanne W. Woolsey will be appointed to fill the vacancy.

Members of the Nominating and Governance Committee of the Board considered each Nominee and recommended his or her nomination to the Consolidated Board of each Fund. Based on this recommendation, the Board that currently oversees each Fund nominated each of the Nominees to the Consolidated Board of each Fund.

It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the respective Nominees listed unless the proxy is marked otherwise.

Composition of the Consolidated Board

If all of the Nominees are elected, the Trustees that will serve on the Consolidated Board and classes in which they will serve for each Fund are shown in the table below:

Class I	Class II	Class III
Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Frank S. Bayley*	Bruce L. Crockett
Hugo F. Sonnenschein*	Larry Soll	Rodney F. Dammeyer
Raymond Stickel, Jr.	Philip A. Taylor**	Jack M. Fields
Wayne W. Whalen**	Suzanne H. Woolsey	Martin L. Flanagan**

*

With respect to those Funds with outstanding Preferred Shares (VKI, VCV, VTA, VMO, VKQ, VPV, VGM, VTN, and VVR), Messrs. Bayley and Sonnenschein are designated to be elected by the holders of Preferred Shares, voting as a separate class.

**	Interested person of each Fund.

Class I Trustees will serve until the 2016 annual shareholder meeting or until their successors are duly elected and qualified.

Class II Trustees will serve until the 2017 annual shareholders meeting or until their successors are duly elected and qualified.

Class III Trustees will serve until the 2015 annual shareholder meeting or until their successors are duly elected and qualified.

Messrs. Bayley and Whalen will retire from the Consolidated Board effective December 31, 2014.

The Declaration of Trust of each Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. This type of classification may prevent replacement of a majority of Trustees of a Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable law of the state of Delaware, where each Fund is organized, each Fund’s Declaration of Trust and each Fund’s Bylaws. In the case of any vacancy on the Consolidated Board, the Declaration of Trust of each Fund provides that the remaining Trustees may fill such vacancy by appointing a replacement to serve for the remainder of the tern or reduce the size of the Consolidated Board. In the case of a vacancy of a Trustee of a Fund designated to be elected by the holders of Preferred Shares of such Fund, voting as a separate class (a “Preferred Shares Trustee”), the remaining Trustees may designate a Trustee to serve as a Preferred Shares Trustee for the remainder of the term.

Shareholder Approval

With respect to Proposal 1(a), holders of Common Shares and holders of Preferred Shares will vote together as a single class for the respective Nominees. The affirmative vote of a majority of the outstanding Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of the Common Shares and the holders of Preferred Shares of such Fund, voting together as a single class.

With respect to Proposal 1(b), holders of Preferred Shares will vote for the respective Nominees as a separate class. The affirmative vote of a majority of the outstanding Preferred Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund to be elected by the holders of the Preferred Shares.

With respect to Proposal 1(c), holders of Common Shares will vote for the respective Nominees. The affirmative vote of a majority of the outstanding Common Shares present in person or by proxy and entitled to vote is required to elect each Nominee for Trustee of such Fund designated to be elected by the holders of Common Shares of such Fund, voting as a separate class.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH OF THE TRUSTEE NOMINEES.

Information Regarding Trustees

The business and affairs of each Fund are managed under the direction of its Board of Trustees. This section of this Joint Proxy Statement provides you with information regarding each incumbent Trustee and Nominee that is proposed to serve on the Consolidated Board.

The tables below list the incumbent Trustees and the Nominees that are proposed to serve on the Consolidated Board, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified. All Trustees and Nominees have consented to being named in this Joint Proxy Statement and have agreed to serve if elected.

The term “Fund Complex” includes each of the open- and closed-end Invesco-branded registered management investment companies advised by the Adviser as of the date of this Joint Proxy Statement. As of the date of this Joint Proxy Statement, there were 140 funds in the Fund Complex.

The address of each Trustee and Nominee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Independent Trustees and Nominees:

Name and Year of Birth of Trustee or Nominee	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee(2)	Other Directorships Held by Trustee or Nominee During the Past Five Years
David C. Arch (1945)	Current Trustee and Nominee	†	Chairman of Blistex Inc., a consumer health care products manufacturer	140 140	Trustee/Managing General Partner of funds in the Fund Complex; Member of the Houston Board; Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan; Member of the Audit Committee, Edward-Elmhurst Hospital

Frank S. Bayley(1) (1939)	Nominee	†, ††	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and General Partner and Of Counsel, law firm of Baker & McKenzie, LLP	127 140	Director and Chairman, C.D. Stimson Company (a real estate investment company); Trustee, The Curtis Institute of Music

James T. Bunch (1942)	Nominee	†

Managing Member, Grumman Hill Group LLC (family office private equity investments)

Formerly: Founder, Green Manning & Bunch Ltd. (investment banking firm)(1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation

				127 140	Chairman, Board of Governors, Western Golf Association; Chairman, Evans Scholars Foundation; and Director, Denver Film Society

Bruce L. Crockett (1944)	Nominee	†

Chairman, Crockett Technologies Associates (technology consulting company)

Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company) and Investment Company Institute

				127 140	ALPS (Attorneys Liability Protection Society) (insurance company)

Rodney F. Dammeyer (1940)	Nominee	†

Chairman of CAC, LLC, (private company offering capital investment and management advisory services)

Formerly: Prior to 2001, Managing Partner at Equity Group Corporate Investments; Prior to 1995, Chief Executive Officer of Itel Corporation (formerly Anixter International); Prior to 1985, experience includes Senior Vice President and Chief

				127 140	Director of Quidel Corporation and Stericycle, Inc.

Name and Year of Birth of Trustee or Nominee	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee(2)	Other Directorships Held by Trustee or Nominee During the Past Five Years
Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.; From 1987 to 2010, Director/Trustee of investment companies in the Van Kampen Funds Complex

Albert R. Dowden (1941)	Nominee	†

Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management), Nature’s Sunshine Products, Inc. and Reich & Tang Funds (5 portfolios) (registered investment company)

Formerly: Director, Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company); Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director, Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

				127 140	Director of Nature’s Sunshine Products, Inc., Reich & Tang Funds, Homeowners of America Holding Corporation/Homeowners of America Insurance Company, the Boss Group

Jack M. Fields (1952)	Nominee	†

Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); Owner and Chief Executive Officer, Dos Angeles Ranch, L.P. (cattle, hunting, corporate entertainment); and Discovery Global Education Fund (non-profit)

Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (nonprofit); and member of the U.S. House of Representatives

				127 140	Insperity, Inc. (formerly known as Administaff)

Prema Mathai-Davis (1950)	Nominee	†	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	127 140	None

Name and Year of Birth of Trustee or Nominee	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee(2)	Other Directorships Held by Trustee or Nominee During the Past Five Years
Larry Soll (1942)	Nominee	†	Retired Formerly: Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	127 140	None

Hugo F. Sonnenschein (1940)	Current Trustee and Nominee	†	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago; Prior to 2000, President of the University of Chicago.	140 140	Trustee/Managing General Partner of funds in the Fund Complex; Member of the Houston Board; Trustee of the University of Rochester and a member of its investment committee; Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. (1944)	Nominee	†	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	127 140	None

Suzanne H. Woolsey, Ph.D. (1941)	Current Trustee and Nominee	†	Chief Executive Officer of Woolsey Partners LLC; Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001	13 140	Trustee/Director/Managing General Partner of funds in the Fund Complex; Chair of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center; Trustee of Colorado College; Trustee of California Institute of Technology; Previously, from 2004-2014, Director of Fluor Corp., a global engineering, construction and management company; Previously, from 1992-2000 and 2002-2010, Trustee of the German Marshall Fund of the United States, a public foundation; Previously, from 2004-2010, Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute;

Name and Year of Birth of Trustee or Nominee	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee(2)	Other Directorships Held by Trustee or Nominee During the Past Five Years
Previously, from 2008-2009, Director of Changing World Technologies, Inc., an energy manufacturing company; Previously, from 2006-2009, Director of Intelligent Medical Devices, Inc., a private company which develops diagnostic medical tools

Interested Trustees and Nominees:

Martin L. Flanagan(3) (1960)	Nominee	†

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Adviser to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

				127 140	None

Philip A. Taylor(4) (1954)	Nominee	†	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and	127 140	None

Name and Year of Birth of Trustee or Nominee	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee(2)	Other Directorships Held by Trustee or Nominee During the Past Five Years

Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company) and

Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing

Name and Year of Birth of Trustee or Nominee	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee or Nominee(2)	Other Directorships Held by Trustee or Nominee During the Past Five Years
Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen(5) (1939)	Current Trustee	†, ††	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex	140 140	Trustee/Managing General Partner of funds in the Fund Complex; Member of the Houston Board; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Chairman and Director of the Abraham Lincoln Presidential Library Foundation; Director of the Stevenson Center for Democracy

(1)

With respect to those Funds with outstanding Preferred Shares (VKI, VCV, VTA, VMO, VKQ, VPV, VGM, VTN, and VVR), Messrs. Bayley and Sonnenschein are designated to be elected by the holders of Preferred Shares, voting as a separate class.

(2)

The first number provided for each Trustee or Nominee represents the number of portfolios currently overseen. The second number represents the number of portfolios that will be overseen if the Trustee or Nominee is elected to the board of trustees of each fund for which they have been nominated in connection with the Board Consolidation.

(3)

Mr. Flanagan is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent of the Adviser

(4)	Mr. Taylor is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer and a director of the Adviser.

(5)	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Funds because he and his firm currently provide legal service to the Funds.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee currently serving on the Board has served as a Trustee of each respective Fund since the year shown below:

Fund	Arch	Choate	Heagy	Kennedy	Sonnenschein	Woolsey	Meadows	Whalen
VKI	1993	2003	2003	2003	1994	2003	2010	1993
VBF	1997	2003	2003	2003	1997	2003	2010	1997
VCV	1993	2003	2003	2003	1994	2003	2010	1993
VTA	2007	2007	2007	2007	2007	2007	2010	2007
VLT	1989	2003	2003	2003	1994	2003	2010	1989

Fund	Arch	Choate	Heagy	Kennedy	Sonnenschein	Woolsey	Meadows	Whalen
VMO	1992	2003	2003	2003	1994	2003	2010	1992
VKQ	1991	2003	2003	2003	1994	2003	2010	1991
VPV	1993	2003	2003	2003	1994	2003	2010	1993
VVR	1998	2006	2006	2006	1998	2006	2010	1998
VGM	1991	2003	2003	2003	1994	2003	2010	1991
VTN	1992	2003	2003	2003	1994	2003	2010	1992

††	Retiring effective December 31, 2014.

Additional Information about the Trustees and Nominees for the Consolidated Board

Independent Trustees and Nominees

David C. Arch. Mr. Arch has been a member of the Board since 1989. The Board believes that Mr. Arch’s experience as the chairman and chief executive officer of a public company and as a member of the board of several organizations, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Frank S. Bayley. Mr. Bayley has been a member of the Houston Board since 2010. Mr. Bayley is retired business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceania and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired general partner and Of Counsel of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007. The Board believes that Mr. Bayley’s experience as a business consultant and a lawyer and his experience as a director of other investment companies benefits the Funds.

James T. Bunch. Mr. Bunch has been a member of the Houston Board since 2010. From 1988 to 2010 Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager. The Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer and his experience as a director of other investment companies benefits the Funds.

Bruce L. Crockett. Mr. Crockett has been a member of the Houston Board since 2010, and has served as Independent Chair of the Board since 2004. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ALPS (Attorneys Liability

Protection Society) and is a life trustee of the University of Rochester Board of Directors. The Board believes that Mr. Crockett’s extensive experience in managing public companies and familiarity with investment companies and his experience as a director of other investment companies benefits the Funds.

Rodney F. Dammeyer. Mr. Dammeyer has been a member of the Houston Board since 2010. Mr. Dammeyer is chairman of CAC, LLC, a private company offering capital investment and management advisory services. Prior to this, Mr. Dammeyer was responsible for managing all of Sam Zell’s non-real estate investment activity as managing partner of Equity Group Corporate Investments. From 1985 to 1995, Mr. Dammeyer was chief executive officer of Itel Corporation, which later changed its name to Anixter International. From 1983 to 1985, Mr. Dammeyer was senior vice president and chief financial officer of Household International, Inc. He was executive vice president and chief financial officer of Northwest Industries, Inc. from 1979 to 1983. After graduating from Kent State University in 1962, Mr. Dammeyer began his business career with Arthur Andersen & Co. and was admitted to partnership in 1970. He served as chairman of the firm’s advisory council and a member of the board of directors’ nominating committee. Mr. Dammeyer is a member of the boards of directors of Stericycle, Inc. and Quidel Corporation, in addition to several private companies. He also serves on the School of Leadership and Education Sciences (SOLES) Advisory Board of the University of San Diego, the board of directors of High Tech charter schools, and the California Charter Schools Association. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of other investment companies benefits the Funds.

Albert R. Dowden. Mr. Dowden has been a member of the Houston Board since 2010. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the boards of the Reich & Tang Funds, Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance. The Board believes that Mr. Dowden’s extensive experience as a corporate executive and lawyer and his experience serving as a director of other investment companies benefits the Funds.

Jack M. Fields. Mr. Fields has been a member of the Houston Board since 2010. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Securities Litigation Reform Act. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group, Inc. in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity, Inc. (formerly known as Administaff), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology. The Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, and his experience serving as a director of other investment companies benefits the Funds.

Dr. Prema Mathai-Davis. Dr. Mathai-Davis has been a member of the Houston Board since 2010. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind. The Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions and her experience serving as a director of other investment companies benefits the Funds.

Dr. Larry Soll. Dr. Soll has been a member of the Houston Board since 2010. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a public company, and in such capacities supervised the activities of the Chief Financial Officer. Dr. Soll also has served as a director of three other public companies and as a treasurer of a non-profit corporation. The Board believes that Dr. Soll’s experience as a chairman of a public company and in academia and his experience serving as a director of other investment companies benefits the Funds.

Hugo F. Sonnenschein. Mr. Sonnenschein has been a member of the Board since 1994. The Board believes that Mr. Sonnenschein’s academic experience, his economic expertise, his experience as a member of the board of several organizations, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Raymond Stickel, Jr. Mr. Stickel, Jr. has been a member of the Houston Board since 2010. Mr. Stickel retired after a 35-year career with Deloitte & Touche (the Firm). For the last five years of his career, he was the managing partner of the Investment Management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services for several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for the Firm. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on the firm’s Accounting and Auditing Executive Committee. The Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies and his experience as a director of other investment companies benefits the Funds.

Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board since 2003. The Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of the Funds and her experience as a director of other investment companies benefits the Funds.

Interested Trustees and Nominees

Martin L. Flanagan. Mr. Flanagan has been a member of the Houston Board since 2010. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Andersen & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business. The Board believes that Mr. Flanagan’s long experience as an executive in the investment management area and his experience as a director of other investment companies benefits the Funds.

Philip A. Taylor. Mr. Taylor has been a member of the Houston Board since 2010. Mr. Taylor has headed Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble. The Board believes that Mr. Taylor’s long experience in the investment management business and his experience as a director of other investment companies benefits the Funds.

Wayne W. Whalen. Mr. Whalen has been a member of the Board since 1989. The Board believes that Mr. Whalen’s legal experience, his service as a Trustee of the Funds and his experience as a director of other investment companies benefits the Funds.

Compensation of Trustees and Nominees

The compensation of Trustees and executive officers who are affiliated persons (as defined in 1940 Act) of the Adviser is paid by the respective affiliated entity. The Funds pay the non-affiliated Trustees an annual retainer and meeting fees for services to the Funds.

Additional information regarding compensation and benefits for Trustees and Nominees that are proposed to serve on the Consolidated Board is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the respective Fund’s most recently completed fiscal year or the most recently completed calendar year ended December 31, 2013.

Name	Aggregate Compensation from the Funds(1)(2)	Total Compensation from Fund Complex(3)	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees and Nominees
David C. Arch	$69,806	$407,000	136
Frank S. Bayley	—	376,150	126
James T. Bunch	—	348,200	126
Bruce L. Crockett	—	664,250	126
Rodney F. Dammeyer	—	321,750	126
Albert R. Dowden	—	370,400	126
Jack M. Fields	—	345,700	126
Prema Mathai-Davis	—	370,400	126
Larry Soll	—	376,150	136
Hugo F. Sonnenschein	67,355	428,700	126
Raymond Stickel, Jr.	—	400,100	126
Suzanne H. Woolsey	69,806	86,000	13
Interested Trustees and Nominees
Wayne W. Whalen	69,806	402,000	136

(1)	The amount of aggregate compensation paid by each Fund as of the most recent fiscal year end is as follows:

Fund	Arch	Sonnenschein	Woolsey	Whalen
VKI	$6,167.37	$5,943.40	$6,161.37	$6,161.37
VBF	2,759.95	2,663.77	2,759.95	2,759.95
VCV	6,789.39	6,548.94	6,789.39	6,789.39
VTA	9,048.14	8,741.56	9,048.14	9,048.14
VLT	2,027.07	1,957.02	2,027.07	2,027.07
VMO	9,200.28	8,873.74	9,200.28	9,200.28
VKQ	7,735.35	7,455.99	7,735.35	7,735.35
VPV	4,521.62	4,360.85	4,521.62	4,521.62
VVR	9,464.70	9,140.83	9,464.70	9,464.70
VGM	8,015.40	7,731.04	8,015.40	8,015.40
VTN	4,082.89	3,938.33	4,082.89	4,082.89

(2)	The Funds do not accrue or pay retirement or pension benefits to the Trustees as of the date of this Joint Proxy Statement. Pursuant to the retirement plan of funds in the Fund Complex overseen by the Houston Board, which was amended as of December 31, 2013 to convert to a defined contribution plan, estimated annual benefits upon retirement payable by such funds to Trustees is as follows: Wayne W. Whalen: $205,000; David C. Arch: $205,000; Frank S. Bayley: $205,00; James T. Bunch: $205,000; Bruce L. Crockett: $205,000; Rodney F. Dammeyer: $205,000; Albert R. Dowden: $205,000; Jack M. Fields: $205,000; Prema Mathai-Davis: $205,000; Larry Soll: $226,779; Hugo F. Sonnenschein: $205,000; and Raymond Stickel, Jr.: $205,000. Such amounts represent the estimated annual benefits payable by such funds upon the Trustees’ retirement and assumes each Trustee will serve until his or her normal retirement date. These amounts are payable by other funds in the Fund Complex and not by the Funds.

(3)	The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2013. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

The Funds and other funds overseen by the Board have agreed to compensate Ms. Woolsey for additional efforts undertaken in her capacity as chair of the Funds’ governance committee intended to facilitate the Board Consolidation, including attending meetings with representatives of the Houston Board and fund management, in an aggregate amount equal to $100,000.

Fund Share Ownership by Trustees and Nominees

As of December 31, 2013, Trustees and Nominees that are proposed to serve on the Consolidated Board and executive officers owned, directly or beneficially, the number of Common Shares of each Fund as set forth in Annex B. As of December 31, 2013, except as indicated on Annex B, the Trustees and Nominees that are proposed to serve on the Consolidated Board and executive officers of the Funds individually and as a group owned less than 1% of the outstanding Shares of each Fund. As of December 31, 2013, no Trustees or Nominees that are proposed to serve on the Consolidated Board or executive officers owned any Preferred Shares of the Funds.

As of December 31, 2013, each Trustee or Nominee that is proposed to serve on the Consolidated Board beneficially owned equity securities of the Funds and other funds in the Fund Complex overseen by the Trustee or Nominee in the dollar range amounts as specified in Annex C.

Shareholder Communications

Shareholders may send communications to each Fund’s Board of Trustees. Shareholders should send communications intended for the Board by addressing the communication directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the applicable Fund’s office or directly to such Board member(s) at the address specified for such Trustee or Nominee above. Other shareholder communications received by any Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

ADDITIONAL INFORMATION ABOUT THE BOARD

The following includes information about the current structure of the Board, its leadership, its functioning and composition.

Board Qualifications, Diversity and Leadership Structure

The Board of each Fund seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Funds and with a diversity of backgrounds, experience and skills that the Board considers desirable and necessary to its primary goal — protecting and promoting shareholders’ interests. While the Board does not require that its members meet specific qualifications, the Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Board. The objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies above, the Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience and board committee experience of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Board understanding and insight into the operations of the Funds and add range and depth to the Board.

As part of its governance oversight, the Board conducts an annual self-effectiveness survey which from year to year includes, among other things, evaluating the Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance. The Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, including each Trustee’s or Nominee’s background, experience and skills summarized below, the Board believes that each Trustee or Nominee is qualified to serve as a Trustee of the Funds.

The Board’s leadership structure consists of a Chairman of the Board and two standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Funds. The Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Funds for the reasons described above in footnote 5 to the Trustee biographies. The Board, including the Independent Trustees, periodically reviews the Board’s leadership structure for the Funds, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Funds. In considering the chairman position, the Board has considered and/or reviewed (i) the Funds’ organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Funds’ audit committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.

Board Role in Risk Oversight

Management of the Funds seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. Thus, the goal for each Fund is attractive long-term performance consistent with the objectives and investment policies and risks for such Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall Fund level. The key participants in the risk management process of the Funds are each Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Funds’ chief compliance officer, and the various support functions

(i.e. the custodian, the Funds’ accountants (internal and external), and legal counsel). While the Funds are subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., each Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by Fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of each Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Funds’ chief compliance officer and reports from the Funds’ support functions.

Board Committees and Meetings

Each Fund’s Board of Trustees has two standing committees (an audit committee and a governance committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards.

Each Board’s audit committee currently consists of Messrs. Choate and Kennedy (Chair) and Ms. Heagy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for audit committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The audit committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for its audit committee which sets forth the audit committee’s responsibilities. The audit committee charter of each Fund is available at www.invesco.com/us.

The audit committee has reviewed and discussed the financial statements of each Fund with management as well as with the independent registered public accounting firm of each Fund, and discussed with the independent registered public accounting firm the matters required to be discussed under the Public Company Accounting Oversight Board’s Auditing Standard No. 16 (Communications with Audit Committees). The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required under the Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with the independent registered public accounting firm their independence. Based on this review, the audit committee recommended to the Board of each Fund that the Fund’s audited financial statements be included in the Fund’s annual report to shareholders for the most recent fiscal year for filing with the Securities Exchange Commission (“SEC”). Each member of the audit committee is deemed an audit committee financial expert.

Each Board’s governance committee currently consists of Messrs. Arch and Sonnenschein and Ms. Woolsey (Chair). In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee members as defined by the New York Stock Exchange and Chicago Stock Exchange listing standards. The governance committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The governance committee charter for each of the Funds, which includes each Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the respective Fund select and nominate Independent Trustee nominees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

During the twelve months ended February 28, 2014, the Board of each Fund met 6 times, the audit committee of each Fund met 6 times and the governance committee of each Fund met 4 times. During such fiscal year, each of the Trustees of such Funds during the period such Trustee served as a Trustee attended at least 75% of the meetings of the respective Board of Trustees and committee meetings thereof of which such Trustee was a member.

ADDITIONAL INFORMATION ABOUT THE CONSOLIDATED BOARD

If the Consolidation is completed, it is anticipated that the Consolidated Board will have a governance structure similar to the current governance structure of the Houston Board, although the Consolidated Board could choose to modify the governance structure of the Consolidated Board at any time and no assurance can be given that the governance structure of the Consolidated Board will be adopted for the Funds or be the same as the current governance structure of the Houston Board. Information relating to the current governance structure of the Houston Board is set forth below.

Houston Board Leadership Structure

The Houston Board has appointed an independent trustee to serve in the role of Chair. The Chair’s primary role is to participate in the preparation of the agenda for meetings of the Houston Board and the identification of information to be presented to the Houston Board and matters to be acted upon by the Houston Board. The Chair also presides at all meetings of the Houston Board and acts as a liaison with service providers, officers, attorneys, and other trustees generally between meetings. The Chair may perform such other functions as may be requested by the Houston Board from time to time. Except for any duties specified herein or pursuant to a Houston Fund’s charter documents, the designation of Chair does not impose on such independent trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Houston Board, generally. As discussed below, the Houston Board has established committees to assist the Houston Board in performing its oversight responsibilities.

Houston Board Role in Risk Oversight

The Houston Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of each of the Investments, Audit, Compliance and Valuation, Distribution and Proxy Oversight committees (as further described below) (the “Houston Committees”). These Houston Committees in turn report to the full Houston Board and recommend actions and approvals for the full Houston Board to take.

The Adviser, or its affiliates, prepares regular reports that address certain investment, valuation and compliance matters, and the Houston Board as a whole or the Houston Committees may also receive special written reports or presentations on a variety of risk issues at the request of the Houston Board, a Houston Committee or the Senior Officer of the Houston Funds (the “Senior Officer”). It is anticipated that the Senior Officer would be made the Senior Officer of the Funds following the Consolidation. In addition, the Houston Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Houston Funds.

The Houston Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Houston Funds. In addition, the portfolio managers of the Houston Funds meet regularly with the sub-committees of the Houston Investment Committee to discuss portfolio performance, including investment risk, such as the impact on the Houston Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Houston Fund changes a particular investment strategy that could have a material impact on the Houston Fund’s risk profile, the Houston Board generally is consulted in advance with respect to such change.

The Adviser provides regular written reports to the Houston Valuation, Distribution and Proxy Oversight Committee that enable such committee to monitor the valuation of securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Houston Fund’s portfolio.

The Houston Audit Committee reviews valuation procedures and pricing results with the Houston Fund’s independent auditors in connection with such committee’s review of the results of the audit of the Houston Fund’s year-end financial statements. In addition, the Houston Audit Committee meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Houston Funds.

The Houston Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with each Houston Fund’s Chief Compliance Officer (the “CCO”) to discuss compliance issues, including compliance risks. The Houston Compliance Committee recommends and the Houston Board adopts compliance policies and procedures for the Houston Funds and approves such procedures for the Houston Funds’ service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.

Houston Board Committees and Meetings

The standing committees of the Houston Board are the Houston Audit Committee, the Houston Compliance Committee, the Houston Governance Committee, the Houston Investments Committee and the Houston Valuation, Distribution and Proxy Voting Oversight Committee.

Houston Audit Committee

The members of the Houston Audit Committee are Messrs. Arch, Bayley, Bunch, Crockett, Dammeyer (Vice-Chair), Stickel (Chair) and Dr. Soll. The Houston Audit Committee held seven meetings during the twelve months ended February 28, 2014. The Houston Audit Committee’s charter is available at www.invesco.com/us.

The Houston Audit Committee’s primary purposes are to:

•	Oversee qualifications, independence and performance of the independent registered public accountants for the Houston Funds;

•	Appoint independent registered public accountants for the Houston Funds;

•

Pre-approve all permissible audit and non-audit services that are provided to the Houston Funds by their independent registered public accountants to the extent required by Section 10A (h) and (i) of the Exchange Act;

•

Pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Houston Funds’ independent registered public accountants to the Adviser and certain other affiliated entities;

•	Review the audit and tax plans prepared by the independent registered public accountants for the Houston Funds;

•	Review the Houston Funds’ audited financial statements;

•	Review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR;

•	Review the process for preparation and review of the Houston Funds’ shareholder reports;

•	Review certain tax procedures maintained by the Houston Funds;

•	Review modified or omitted officer certifications and disclosures for the Houston Funds;

•	Review any internal audits of the Houston Funds;

•	Establish procedures regarding questionable accounting or auditing matters and other alleged violations for the Houston Funds;

•	Set hiring policies for employees and proposed employees of the Houston Funds who are employees or former employees of the independent registered public accountants; and

•

Remain informed of (a) the Houston Funds’ accounting systems and controls; (b) regulatory changes and new accounting pronouncements that affect the Houston Funds’ net asset value calculations and financial statement reporting requirements; and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Houston Funds.

Houston Compliance Committee

The members of the Houston Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice-Chair), Stickel and Dr. Soll (Chair). The Houston Compliance Committee held six meetings during the twelve months ended February 28, 2014.

The Houston Compliance Committee is responsible for:

•	Recommending to the Houston Board and its independent trustees the appointment, compensation and removal of the Houston Funds’ CCO;

•	Recommending to the independent trustees of the Houston Board the appointment, compensation and removal of the Houston Funds’ Senior Officer;

•	Reviewing any compliance review report prepared for the Houston Funds by a third party who is not an interested person of the Adviser;

•	Reviewing all reports on compliance matters from the Houston Funds’ CCO, Advisers’ CCO, and the Senior Officer;

•	Reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures;

•	Overseeing all of the compliance policies and procedures of the Houston Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act;

•	Reviewing and recommending to the independent trustees of the Houston Funds whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman;

•

Risk management oversight with respect to the Houston Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Houston Funds or their service providers; and

•	Overseeing potential conflicts of interest that are reported to the Houston Compliance Committee by the Adviser, the CCO and/or the Senior Officer.

Houston Governance Committee

The members of the Houston Governance Committee are Messrs. Arch, Crockett, Dowden (Chair), Fields (Vice-Chair) and Sonnenschein and Dr. Mathai-Davis. The Governance Committee held six meetings during the twelve months ended February 28, 2014. The Houston Governance Committee’s charter is available at www.invesco.com/us.

The Houston Governance Committee is responsible for:

•

Nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Houston Funds that are called to vote on the election of trustees and (b) appointment by the Houston Board as trustees in connection with filling vacancies that arise in between meetings of shareholders;

•	Nominating the Chair of the Houston Board;

•

Monitoring the composition of the Houston Board and each committee of the Houston Board, including reviewing the size of the Houston Board, and recommending to the Houston Board whether the size of the Houston Board shall be increased or decreased;

•

Recommending persons to serve as members of each committee of the Houston Board (other than the Houston Compliance Committee), as well as persons who shall serve as the chair and vice chair of each committee;

•	Reviewing and recommending the amount of compensation payable to the independent trustees of the Houston Funds;

•	Overseeing the selection of and compensation paid to independent legal counsel to the independent trustees of the Houston Funds;

•	Reviewing and approving the compensation paid to counsel and other advisers, if any, to the Houston Committees; and

•	Reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Houston Board.

The Houston Governance Committee will consider nominees recommended by a shareholder to serve as trustees of the Houston Funds, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and (ii) that the Houston Governance Committee or the Houston Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Houston Fund’s Bylaws require that any shareholder of a Houston Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Houston Fund’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 90th day prior to the shareholder meeting. The Governance Committee has not adopted any specific policy on the issue of diversity, but will take it into account, among other factors, in its consideration of new candidates for the Houston Board.

Houston Investments Committee

The members of the Houston Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice-Chair), Crockett, Dammeyer, Dowden, Fields (Vice-Chair), Flanagan, Sonnenschein (Vice-Chair), Stickel, Taylor, Whalen, and Drs. Mathai-Davis and Soll. The Houston Investments Committee held six meetings during the twelve months ended February 28, 2014.

The Houston Investments Committee’s primary purposes are to assist the Houston Board in its oversight of the investment management services provided to the Houston Funds by the Adviser and the Sub-Advisers and to review all proposed and existing advisory and sub-advisory arrangements for the Houston Funds and recommend what action the full Houston Board and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

The Houston Investments Committee has established three Sub-Committees. The Sub-Committees are responsible for:

•

Reviewing the performance, fees and expenses of the Houston Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Houston Investments Committee takes such action directly;

•	Reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds;

•	Evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Houston Investments Committee takes such action directly;

•	Being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and

•	Such other investment-related matters as the Houston Investments Committee may delegate to the Sub-Committee from time to time.

Houston Valuation, Distribution and Proxy Oversight Committee

The members of the Houston Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Sonnenschein (Vice-Chair), Whalen and Dr. Mathai-Davis (Chair). The Houston Valuation, Distribution and Proxy Oversight Committee held six meetings during the twelve months ended February 28, 2014.

The primary purposes of the Houston Valuation, Distribution and Proxy Oversight Committee are (a) to address issues requiring action or oversight by the Houston Board of the Houston Funds (i) in the valuation of the Houston Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Houston Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Houston Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Houston Funds; and (b) to make regular reports to the full Houston Board.

The Houston Valuation, Distribution and Proxy Oversight Committee is responsible for:

With regard to valuation:

•	Developing an understanding of the valuation process and the Houston Funds’ pricing procedures;

•	Reviewing the pricing procedures and making recommendations to the full Houston Board with respect thereto;

•

Reviewing the reports described in the pricing procedures and other information from the Adviser regarding fair value determinations made pursuant to the pricing procedures by the Adviser’s internal valuation committee and making reports and recommendations to the full Houston Board with respect thereto;

•

Receiving the reports of the Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the pricing procedures and the annual report of the Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the pricing procedures, and recommending annually the pricing vendors for approval by the full Houston Board;

•	Upon request of the Adviser, assisting the Adviser’s internal valuation committee or the full Houston Board in resolving particular fair valuation issues;

•

Reviewing the reports described in the procedures for determining the liquidity of securities and other information from the Adviser regarding liquidity determinations made pursuant to the liquidity procedures by the Adviser and making reports and recommendations to the full Houston Board with respect thereto; and

•	Overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues for the Houston Funds.

With regard to distribution and marketing:

•	Developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution of the Houston Funds;

•	Reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Houston Board with respect thereto; and

•

Reviewing other information from the principal underwriters to the Houston Funds regarding distribution and marketing of the Houston Funds and making recommendations to the full Houston Board with respect thereto.

With regard to proxy voting:

•

Overseeing the implementation of the proxy voting guidelines and the proxy policies and procedures for the Houston Funds by the Adviser and the Sub-Advisers, reviewing a quarterly proxy voting report and making recommendations to the full Houston Board with respect thereto;

•

Reviewing the proxy voting guidelines and the proxy policies and procedures and information provided by the Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Houston Board with respect thereto; and

•	In implementing its responsibilities in this area, assisting the Adviser in resolving particular proxy voting issues.

OTHER INFORMATION

Executive Officers of the Funds

The following information relates to the executive officers of the Funds other than the President and Principal Executive Officer. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Funds’ officers, except for the CCO, do not receive compensation from the Funds. The Funds’ officers may also be officers or employees of the Adviser or officers of affiliates of the Adviser and may receive compensation in such capacities. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
John M. Zerr (1962) Senior Vice President, Chief Legal Officer and Secretary	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris (1964) Vice President, Treasurer and Principal Financial Officer	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust.

Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley (1960) Vice President	Senior Managing Director, Investments; Director, Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Director, Invesco Mortgage Capital Inc. and Invesco Management Company Limited; Chairman, Invesco Senior Secured Management, Inc.; Director and President, INVESCO Asset Management (Bermuda) Ltd.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Director, INVESCO Global Asset Management Limited and INVESCO Management S.A.; Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Crissie Wisdom (1969) Anti-Money Laundering Compliance Officer	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (fka Van Kampen Funds, Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., Invesco Management Group, Inc., Van Kampen Exchange Corp., The Invesco Funds, Invesco Funds (Chicago), and PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Fraud Prevention Manager and Controls and Risk Analysis Manager, Invesco Investment Services, Inc.

Name, Year of Birth and Position(s) Held with the Fund	Principal Occupation(s) During the Past Five Years
Valinda Arnett-Patton (1959) Chief Compliance Officer	Chief Compliance Officer, Invesco Funds (Chicago) Formerly: Compliance Director, Invesco Fixed Income, Invesco; Deputy Compliance Officer, AIG Sun America Asset Management Corp.

Fund Shareholder Information

As of the Record Date, to the knowledge of the Funds, no shareholder owned beneficially more than 5% of a class of a Fund’s outstanding Shares except as set forth on Annex D.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Funds’ Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund’s equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file.

Based on a review of these forms furnished to each Fund, each Fund believes that during its last fiscal year, its Trustees, officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements except as follows: VBF, VTA and VVR: one late filing each in connection with the purchase of securities by Mr. Arch; VPV, VTN and VVR: one late filing each in connection with the purchase of securities by Ms. Heagy; and VMO: two late filings each in connection with fund mergers into VMO by Messrs. Arch, Choate and Whalen; and one late filing each in connection with fund mergers into VMO by Ms. Heagy and Messrs. Kennedy and Sonnenschein.

Independent Registered Public Accounting Firm

The Board of Trustees of each Fund, including a majority of the Trustees who are not “interested persons” of any Fund (as defined by the 1940 Act), appointed PricewaterhouseCoopers, LLP (“PWC”) as the independent registered public accounting firm of each Fund. It is not expected that representatives of PWC will attend the Meeting. In the event representatives of PWC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

Audit and Other Fees

Each Fund was billed the amounts listed on Annex E by PWC during such Fund’s two prior fiscal years. In accordance with the adopted pre-approval policies and procedures, the audit committee has pre-approved 100% of all audit and non-audit services provided to each Fund by its independent registered public accounting firm. The Board’s pre-approval policies and procedures are included as part of the Board’s audit committee charter, which is available at www.invesco.com/us.

Audit Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PWC for professional services rendered for the audit of such Fund’s annual financial statements are set forth on Annex E.

Audit-Related Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed to each Fund by PWC for professional services rendered for audit-related services are set forth on Annex E.

Tax Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PWC and approved by the audit committee of each Fund for professional services rendered for tax compliance, tax advice, and tax planning are set forth on Annex E.

All Other Fees

For each Fund’s two most recently completed fiscal years, the aggregate fees billed by PwC and approved by the audit committee of each Fund for professional services rendered for all other services are set forth on Annex E. All of the other services for the two most recently completed fiscal years were approved by the audit committee in accordance with its pre-approval policies and procedures.

Covered Entities

For each Fund’s two most recently completed fiscal years, the aggregate non-audit fees billed to the Adviser or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds (the “Covered Entities”) are set forth on Annex E. The audit committee is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations of financial reporting of the Funds. The audit committee also has considered whether the provision of non-audit services, if any, performed by PwC to the Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services.

Proxy Solicitation Expenses

The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Joint Proxy Statement, and all other costs in connection with the solicitation of proxies will be borne by the Funds. These expenses will be allocated among each of the Funds in a fair and equitable manner. The Funds will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, facsimile or personal interview by representatives of the Funds, the Adviser or its affiliates, by the transfer agent of the Funds and by dealers or their representatives. The Funds may also retain Computershare Fund Services, a professional proxy solicitation firm, to assist in additional proxy solicitation. The estimated cost of solicitation by Computershare Fund Services is approximately $1,200 per Fund.

The Adviser has agreed to bear non-routine expenses associated with the Meeting in excess of customary costs associated with an annual shareholder meeting.

Shareholder Proposals

Each Fund’s By-Laws (the “By-Laws”) require compliance with certain procedures for a shareholder to properly make a nomination for election as a Trustee or to propose other business for the Fund. If a shareholder who is entitled to do so under a Fund’s By-Laws wishes to nominate a person or persons for election as a Trustee or propose other business for the Fund, that shareholder must provide timely written notice to the Secretary of the Fund at the Fund’s principal executive offices. Such notice must include certain information about the proponent and the proposal, or in the case of a nomination, the nominee. A copy of each Fund’s By-Laws, which includes the provisions regarding the requirements for shareholder nominations and proposals, may be obtained by writing to the respective Fund at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions of the Fund’s By-Laws.

Shareholder proposals intended to be presented at the year 2015 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund at the Fund’s principal executive offices by February 20, 2015. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. If a shareholder wishes to make a proposal at the year 2015 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than May 2, 2015 and not later than June 1, 2015. If a shareholder fails to provide timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2015 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.

Important Notice Regarding the Availability of Proxy Materials for the Meeting

This Joint Proxy Statement will be available online at www.proxy-direct.com/INV-25785 through the date of the Meeting.

General

Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

If you cannot be present in person, you are requested to fill in, sign and return the enclosed proxy card, for which no postage is required if mailed in the United States, or record your voting instructions by telephone or via the internet promptly.

Senior Vice President, Secretary and Chief Legal Officer

July 24, 2014

ANNEX A

FUNDS

The following list sets forth the closed-end investment companies (each a “Fund” and collectively, the “Funds”) participating in the Joint Annual Meeting of Shareholders to be held at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309 on August 29, 2014, at 3:00 p.m. Eastern Daylight time. The name in the first column below is the legal name for each Fund. The designation in the second column is the NYSE ticker symbol of each Fund’s common shares. The ticker symbol is sometimes used to identify a specific Fund in the Joint Proxy Statement.

Each of the Funds has issued common shares of beneficial interest and such common shares of the Funds are referred to herein as the “Common Shares.” Each of the Funds, except VBF and VLT, has issued preferred shares of beneficial interest with a liquidation preference per share as designated in the fourth column below, and such preferred shares of such Funds are referred to herein as the “Preferred Shares.”

Legal Name	Common Shares Ticker Symbol	Common Shares Outstanding(1)	Preferred Shares	Preferred Shares Outstanding(1)
Invesco Advantage Municipal Income Trust II	VKI	44,380,951.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,310.00
Invesco Bond Fund	VBF	11,377,069.00	None	Not Applicable
Invesco California Value Municipal Income Trust	VCV	47,856,921.57	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,883.00
Invesco Dynamic Credit Opportunities Fund	VTA	74,094,284.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	1,250.00
Invesco High Income Trust II	VLT	8,118,429.20	None	Not Applicable
Invesco Municipal Opportunity Trust	VMO	67,393,046.80	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	3,676.00
Invesco Municipal Trust	VKQ	55,320,227.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,628.00
Invesco Pennsylvania Value Municipal Income Trust	VPV	23,829,544.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	1,301.00
Invesco Senior Income Trust	VVR	180,036,160.00	Variable Rate Term Preferred Shares, liquidation preference $100,000 per share	1,250.00
Invesco Trust for Investment Grade Municipals	VGM	54,225,296.00	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	2,733.00
Invesco Trust for Investment Grade New York Municipals	VTN	19,459,258.17	Variable Rate Municipal Preferred Shares, liquidation preference $100,000 per share	904.00

(1)	As of the Record Date.

A-1

ANNEX B

TRUSTEE AND NOMINEE OWNERSHIP OF COMMON SHARES OF THE FUNDS

The table below indicates the number of Common Shares of the respective Funds listed below owned by each Trustee or Nominee listed below as of December 31, 2013. The percentage of each Trustee’s Common Shares to the total Common Shares outstanding for a Fund is shown in parenthesis when such ownership individually exceeds 1% of the total Common Shares outstanding.

Fund	VKI	VBF	VCV	VTA	VLT	VMO	VKQ	VPV	VVR	VGM	VTN
Independent Trustees and Nominees
Arch	500.00	500.00	—	500.00	219.12	1,777.00	1,126.39	—	500.00	637.00	—
Bayley	—	—	—	—	—	—	—	—	—	—	—
Bunch	—	—	—	—	—	—	—	—	—	—	—
Crockett	—	—	—	—	—	—	—	—	—	—	—
Dammeyer	301,978.78	—	41,614.05	—	—	164,691.00	171,844.47	—	—	139,081.22	—
Dowden	—	—	—	—	—	—	—	—	—	—	—
Fields	—	—	—	—	—	—	—	—	—	—	—
Mathai-Davis	—	—	—	—	—	—	—	—	—	—	—
Soll	—	—	—	—	—	—	—	—	—	—	—
Sonnenschein	1,385.00	—	—	—	—	1,602.11	688.00	1,151.00	—	247.00	—
Stickel	—	—	—	—	—	—	—	—	—	—	—
Woolsey	394.00	248.00	—	373.00	272.00	360.00	360.00	—	896.00	685.63	—
Interested Trustees and Nominees
Flanagan	—	—	—	—	—	—	—	—	—	—	—
Taylor	—	—	—	—	—	—	—	—	—	—	—
Whalen	1,122.00	558.00	—	1,000.00	513.00	3,405.91	1,539.00	—	1,000.00	1,563.00	—

As of December 31, 2013, the Trustees and Nominees as a group owned less than 1% of the total Common Shares outstanding of any Fund.

B-1

ANNEX C

TRUSTEE AND NOMINEE BENEFICIAL OWNERSHIP OF SECURITIES

The table below indicates the aggregate dollar range of equity securities of the respective Funds and the Fund Complex by each Trustee or Nominee listed below as of December 31, 2013.

Fund	VKI	VBF	VCV	VTA	VLT	VMO	VKQ	VPV	VVR	VGM	VTN	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee or Nominee in the Fund Complex
Independent Trustees and Nominees
Arch	$1- $10,000	$1- $10,000	—	$1- $10,000	$1- $10,000	$10,001- $50,000	$10,001- $50,000	—	$1- $10,000	$1- $10,000	—	Over $100,000
Bayley	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Bunch	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Crockett	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Dammeyer	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Dowden	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Fields	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Mathai-Davis	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Soll	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Sonnenschein	$10,001- $50,000	—	—	—	—	$10,001- $50,000	$1- $10,000	$1- $10,000	—	$1- $10,000	—	Over $100,000
Stickel	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Woolsey	$1- $10,000	$1- $10,000	—	$1- $10,000	$1- $10,000	$1- $10,000	$1- $10,000	—	$1- $10,000	$1- $10,000	—	$10,001- $50,000
Interested Trustees and Nominees
Flanagan	—	—	—	—	—	—	—	—	—	—	—	Over $100,000
Taylor	—	—	—	—	—	—	—	—	—	—	—	—
Whalen	$10,001- $50,000	$10,001- $50,000	—	$10,001- $50,000	$1- $10,000	$10,001- $50,000	$10,001- $50,000	—	$1- $10,000	$10,001- $50,000	—	Over $100,000

C-1

ANNEX D

5% SHAREHOLDERS

To the knowledge of the Funds, the following table shows the holders of 5% or more of a class of shares of a Fund as of the Record Date.

Fund	Class of Shares	Name and Address of Holder	Amount of Ownership as of the Record Date	Approximate Percentage Owned on Record Date
VKI	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	5,600,598	12.62%
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	5,532,606	12.47%
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	5,089,027	11.47%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	4,154,176	9.36%
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	3,083,004	6.95%
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086	2,578,988	5.81%
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016	2,259,135	5.09%
	Preferred	Citibank 399 Park Avenue New York, NY 10022	2,310	100%

VBF	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	1,468,408	12.91%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	1,406,768	12.36%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	1,355,905	11.92%
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	1,147,502	10.09%
	Common	Goldman, Sachs & Co. 30 Hudson Street Jersey City, NJ 07302	1,008,342	8.86%

VCV	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	11,289,120	23.59%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	6,673,643	13.94%

Fund	Class of Shares	Name and Address of Holder	Amount of Ownership as of the Record Date	Approximate Percentage Owned on Record Date
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	4,341,957	9.07%
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016	4,164,938	8.70%
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	3,185,489	6.66%
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	2,966,139	6.20%
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086	2,563,757	5.36%
	Preferred	Citibank 399 Park Avenue New York, NY 10022	1,883	100%

VTA	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	20,113,114	27.15%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	17,229,338	23.25%
	Common	Stifel, Nicolaus & Company, Incorporated 501 North Broadway St. Louis, MO 63102	5,608,499	7.57%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	5,086,549	6.86%
	Preferred	Citibank 399 Park Avenue New York, NY 10022	1,250	100%

VLT	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	2,162,815	26.64%
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016	719,010	8.86%
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	713,908	8.79%
	Common	TD Ameritrade 1005 Ameritrade Place Bellevue, NE 68005	655,276	8.07%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	489,391	6.03%

Fund	Class of Shares	Name and Address of Holder	Amount of Ownership as of the Record Date	Approximate Percentage Owned on Record Date
VMO	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	8,085,139	12.00%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	6,674,466	9.90%
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	6,669,565	9.90%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	4,077,357	6.05%
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016	3,941,440	5.85%
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	3,817,489	5.66%
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086	3,702,357	5.49%
	Preferred	JP Morgan Chase/Municipal Dealer 270 Park Avenue New York, New York 10017	3,676	100%

VKQ	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	6,584,378	11.90%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	5,744,875	10.38%
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	4,997,325	9.03%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	4,448,666	8.04%
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	4,029,113	7.28%
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086	3,066,642	5.54%
	Preferred	Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94104	2,628	100%

VPV	Common	First Clearing 2801 Market Street St. Louis, MO 63103	2,572,967	10.80%

Fund	Class of Shares	Name and Address of Holder	Amount of Ownership as of the Record Date	Approximate Percentage Owned on Record Date
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	2,568,310	10.78%
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	2,137,494	8.97%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	2,027,800	8.51%
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	2,004,504	8.41%
	Preferred	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	1,301	100%

VVR	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	34,930,998	19.40%
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	30,412,966	16.89%
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	27,627,648	15.35%
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016	11,408,386	6.34%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	10,915,097	6.06%
	Preferred	Citibank 399 Park Avenue New York, NY 10022	1,250	100%

VGM	Common	First Clearing 2801 Market Street St. Louis, MO 63103	6,453,100	11.90%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	5,625,200	10.37%
	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	4,416,075	8.14%
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	4,371,813	8.06%
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016	3,009,169	5.55%

Fund	Class of Shares	Name and Address of Holder	Amount of Ownership as of the Record Date	Approximate Percentage Owned on Record Date
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	2,939,391	5.42%
	Preferred	JP Morgan Chase/Municipal Dealer 270 Park Avenue New York, New York 10017	2,733	100%

VTN	Common	Morgan Stanley Smith Barney 1300 Thames Street Baltimore, MD 21231	2,485,001	12.77%
	Common	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	2,197,489	11.29%
	Common	First Clearing 2801 Market Street St. Louis, MO 63103	1,875,105	9.64%
	Common	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	1,825,752	9.38%
	Common	Charles Schwab 2423 East Lincoln Drive Phoenix, AZ 85016	1,545,183	7.94%
	Common	Pershing 1 Pershing Plaza Jersey City, NJ 07399	1,321,723	6.79%
	Common	Merrill Lynch, Pierce Fenner & Smith 4804 Dear Lake Drive East Jacksonville, FL 32246	1,245,499	6.40%
	Common	UBS Financial Services 1200 Harbor Boulevard Weehawken, NJ 07086	1,042,750	5.36%
	Preferred	The Bank of New York Mellon 525 William Penn Place Pittsburgh, PA 15259	904	100%

ANNEX E

AUDIT AND OTHER FEES(1)

Fiscal Year Ended February 29, 2014

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees(4)	Total Non-Audit Fees	Total Fees
VKI	$39,100	$0	$8,165	$1,923	$10,088	$49,188
VBF	33,500	0	6,870	1,923	8,793	42,293
VCV	39,100	0	8,165	1,923	10,088	49,188
VTA	58,175	16,545	4,550	1,923	23,018	81,193
VLT	33,500	0	14,370	1,923	16,293	49,793
VMO	39,100	0	35,565	1,923	37,488	76,588
VKQ	39,100	0	31,315	1,923	33,238	72,338
VPV	39,100	0	8,165	1,923	10,088	49,188
VVR	58,175	16,545	4,550	1,923	23,018	81,193
VGM	39,100	0	8,165	1,923	10,088	49,188
VTN	39,100	0	20,915	1,923	22,838	61,938

Fiscal Year Ended February 28, 2013

		Non-Audit Fees
Fund	Audit Fees	Audit-Related Fees(2)	Tax Fees(3)	All Other Fees	Total Non-Audit Fees	Total Fees
VKI	$38,000	$10,545	$2,550	$0	$13,095	$51,095
VBF	38,000	0	5,700	0	5,700	43,700
VCV	70,420	21,090	20,550	0	41,640	112,060
VTA	68,500	6,500	6,300	0	12,800	81,300
VLT	59,875	6,000	9,900	0	15,900	75,775
VMO	59,875	42,180	2,550	0	44,730	104,605
VKQ	59,875	42,180	14,550	0	56,730	116,605
VPV	38,000	10,545	2,550	0	13,095	51,095
VVR	68,500	6,500	6,300	0	12,800	81,300
VGM	38,000	10,545	2,550	0	13,095	51,095
VTN	59,875	27,090	6,550	0	33,640	93,515

(1)	PWC billed for non-audit services rendered that were required to be pre-approved by the Funds’ audit committee in the amount of $574,000 for the fiscal year ended February 28, 2014, and $0 for fiscal year ended February 28, 2013, to Covered Entities. Including the fees for services not required to be pre-approved by the Funds’ audit committee, PWC billed aggregate non-audit fees of $1,645,309 for the fiscal year ended February 28, 2014, and $0 for the fiscal year ended February 28, 2013, for non-audit services rendered to the Covered Entities.

(2)	Audit-Related Fees includes fees billed for agreed upon procedures related to variable municipal term preferred shares.

(3)	Tax Fees include fees billed for reviewing tax returns.

(4)	All Other Fees includes fees billed for completing professional services related to benchmark analysis.

E-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO ADVANTAGE MUNICIPAL INCOME TRUST II (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO BOND FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Hugo F. Sonnenschein	☐	☐	☐

	04. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	05. David C. Arch	☐	☐	☐

	06. Frank S. Bayley	☐	☐	☐

	07. Dr. Larry Soll	☐	☐	☐

	08. Philip A. Taylor	☐	☐	☐

	09. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	10. James T. Bunch	☐	☐	☐

	11. Bruce L. Crockett	☐	☐	☐

	12. Rodney F. Dammeyer	☐	☐	☐

	13. Jack M. Fields	☐	☐	☐

	14. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO DYNAMIC CREDIT OPPORTUNITIES FUND (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO HIGH INCOME TRUST II (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Hugo F. Sonnenschein	☐	☐	☐

	04. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	05. David C. Arch	☐	☐	☐

	06. Frank S. Bayley	☐	☐	☐

	07. Dr. Larry Soll	☐	☐	☐

	08. Philip A. Taylor	☐	☐	☐

	09. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	10. James T. Bunch	☐	☐	☐

	11. Bruce L. Crockett	☐	☐	☐

	12. Rodney F. Dammeyer	☐	☐	☐

	13. Jack M. Fields	☐	☐	☐

	14. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO MUNICIPAL OPPORTUNITY TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO MUNICIPAL OPPORTUNITY TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO MUNICIPAL TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO MUNICIPAL TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO PENNSYLVANIA VALUE MUNICIPAL INCOME TRUST (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO SENIOR INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO SENIOR INCOME TRUST (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO TRUST FOR INVESTMENT GRADE MUNICIPALS (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

COMMON SHARES

The undersigned holder of Common Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Common Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.	Election of Trustees - The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

Please detach at perforation before mailing.

INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (the “Fund”)

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)

PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 29, 2014

PREFERRED SHARES

The undersigned holder of Preferred Shares of the Fund hereby appoints John M. Zerr, Sheri S. Morris and Peter A. Davidson, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on August 29, 2014, at 3:00 p.m., Eastern Daylight Time, and at any adjournment(s), postponement(s) or delay(s) thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES AT THE DISCRETION OF THE PROXIES. PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.

NOTE: If you vote by telephone or on the Internet, please do NOT return your proxy card.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature

Date

PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING

THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the Joint Annual

Meeting of Shareholders to Be Held on August 29, 2014

The Proxy Statement for this meeting is available at: https://www.proxy-direct.com/inv-25785

Please detach at perforation before mailing.

This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each of the nominees.

TO VOTE, MARK THE BOXES BELOW IN BLUE OR BLACK INK. Example:  ¢

1.a.	Election of Trustees by Common Shareholders and Preferred Shareholders voting together as a single class – The Board recommends a vote “FOR” each of the nominees listed:	FOR	AGAINST	ABSTAIN

Class I Trustees

	01. Albert R. Dowden	☐	☐	☐

	02. Dr. Prema Mathai-Davis	☐	☐	☐

	03. Raymond Stickel, Jr.	☐	☐	☐

Class II Trustees

	04. David C. Arch	☐	☐	☐

	05. Dr. Larry Soll	☐	☐	☐

	06. Philip A. Taylor	☐	☐	☐

	07. Suzanne H. Woolsey	☐	☐	☐

Class III Trustees

	08. James T. Bunch	☐	☐	☐

	09. Bruce L. Crockett	☐	☐	☐

	10. Rodney F. Dammeyer	☐	☐	☐

	11. Jack M. Fields	☐	☐	☐

	12. Martin L. Flanagan	☐	☐	☐

b.	Election of Trustees by Preferred Shareholders voting as a separate class – The Board recommends a vote “FOR” each of the nominees listed:

Class I Trustee

	13. Hugo F. Sonnenschein	☐	☐	☐

Class II Trustee

	14. Frank S. Bayley	☐	☐	☐

PLEASE SIGN AND DATE ON THE REVERSE SIDE